UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 5, 2024
Date of Report (date of earliest event reported)

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-2299		34-0117420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Applied Plaza	Cleveland	Ohio	44115
(Address of Principal Executive Offices)			(Zip Code)
(216) 426-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.04     TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.

As required under the requirements of Form 8-K, this filing relates to the migration of the Applied Industrial Technologies, Inc. Retirement Savings Plan (the "Plan") from Principal Financial Group, Inc. to Schwab Retirement Plan Services, Inc.

On November 5, 2024, Applied Industrial Technologies, Inc. (the “Company”) received a notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 from the plan administrator of the Plan. The notice informed the Company of a blackout period in which participants and beneficiaries in the Plan temporarily will be unable to exercise certain rights otherwise available to them under the Plan. During the blackout period, the Plan’s participants and beneficiaries will be unable to: (i) request a contribution rate change; (ii) request a fund transfer; (iii) request a paperless distribution or loan; (iv) submit completed distribution or loan paperwork, in good order; (v) change investment elections for future contributions; or (vi) submit a rollover or loan check. The blackout period is required due to the need to administratively process the migration of the Plan from the recordkeeping platform of Principal Financial Group, Inc. to the recordkeeping platform of Schwab Retirement Plan Services, Inc.

On November 11, 2024, the Company delivered to its directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a notice required by Section 104 of the Securities and Exchange Commission Regulation Blackout Trading Restriction (“Regulation BTR”). The Regulation BTR notice imposes a blackout period on such directors and officers during which they will be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any Company common shares or derivative securities with respect to Company common shares acquired in connection with their service or employment as a director or officer, except as otherwise exempted by Regulation BTR. A copy of the Regulation BTR blackout notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The blackout period applicable to the Plan’s participants and beneficiaries, as well as to our directors and officers subject to Section 16 of the Exchange Act, is expected to begin on December 20, 2024, at 4:00 p.m. Eastern Time and is expected to end during the calendar week of January 19, 2025, but may be extended to the extent necessary. The Company’s common shareholders or other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period (during the blackout period and for a period of two years after the ending date of the blackout period) and answers to other inquiries about the blackout period by contacting Jon S. Ploetz – Vice President – General Counsel & Secretary, Applied Industrial Technologies, Inc., 1 Applied Plaza, Cleveland, Ohio 44115, or by calling (877) 279-2799.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit No.	Description
99.1	Regulation BTR Blackout Notice to Directors and Officers dated November 11, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Jon S. Ploetz
Jon S. Ploetz, Vice President-General Counsel & Secretary
Date: November 12, 2024